Exhibit 99.1

Exhibit 99.1 - Supplemental Financial Information – Fourth fiscal quarter ended September 29, 2019.

4600 E 53rd Street.

Davenport, IA 52807

www.lee.net

Quarter Ended (unaudited)

	September 29, 2019			September 30, 2018
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	61,282	42,846	18,436	73,695	51,702	21,993
Subscription	48,726	34,012	14,714	52,703	36,904	15,799
Other	13,657	12,109	1,548	13,348	11,792	1,556
Total operating revenue	123,665	88,967	34,698	139,746	100,398	39,348
Operating expenses:
Compensation	42,672	31,699	10,973	49,614	37,334	12,280
Newsprint and ink	4,843	3,245	1,598	7,028	4,836	2,192
Other operating expenses	47,793	29,188	18,605	50,824	30,148	20,676
Depreciation and amortization	7,069	4,619	2,450	7,794	5,082	2,712
Assets loss (gain) on sales, impairments, and other	2,676	2,361	315	7,626	695	6,931
Restructuring costs and other	6,022	3,294	2,728	1,400	1,021	379
Total operating expenses	111,075	74,406	36,669	124,286	79,116	45,170
Equity in earnings of associated companies	1,823	1,183	640	3,679	2,605	1,074
Operating income	14,413	15,744	(1,331)	19,139	23,887	(4,748)
Non-operating income (expense), net	(11,310)	(14,433)	3,123	(14,140)	(17,558)	3,418
Income tax expense (benefit)	1,758	1,310	448	561	1,044	(483)
Net income	1,345	1	1,344	4,438	5,285	(847)

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	1,345	1	1,344	4,438	5,285	(847)
Adjusted to exclude
Non-operating expenses (income), net	11,310	14,433	(3,123)	14,140	17,558	(3,418)
Income tax expense (benefit)	1,758	1,310	448	561	1,044	(483)
Equity in earnings of TNI and MNI	(1,823)	(1,183)	(640)	(3,679)	(2,605)	(1,074)
Depreciation and amortization	7,069	4,619	2,450	7,794	5,082	2,712
Assets loss (gain) on sales, impairments, and other	2,676	2,361	315	7,626	695	6,931
Restructuring costs and other	6,022	3,294	2,728	1,400	1,021	379
Stock compensation	428	428	—	417	417	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	2,325	1,580	745	2,449	1,270	1,179
Adjusted EBITDA	31,110	26,843	4,267	35,146	29,767	5,379

Supplemental cash flow information
Distributions from MNI and TNI	2,007	1,000	1,007	2,339	900	1,439
Capital expenditures	(2,148)	(1,606)	(542)	(1,744)	(1,529)	(215)
Cash income tax payments	(2,097)	(2,097)	—	(35)	(30)	(5)
Interest income	165	(2,245)	2,410	154	(2,556)	2,710
Interest to be settled in cash	(11,232)	(8,305)	(2,927)	(13,004)	(10,046)	(2,958)
Debt financing and administrative costs	159	159	—	(4)	(4)	—

Year Ended (unaudited)
	September 29, 2019			September 30, 2018
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	265,933	184,648	81,285	303,446	212,265	91,181
Subscription	186,691	129,053	57,638	195,108	135,309	59,799
Other	57,230	51,077	6,153	45,401	38,543	6,858
Total operating revenue	509,854	364,778	145,076	543,955	386,117	157,838
Operating expenses:
Compensation	182,869	137,172	45,697	199,164	149,924	49,240
Newsprint and ink	22,237	15,172	7,065	24,949	17,591	7,358
Other operating expenses	193,709	118,738	74,971	199,653	119,673	79,980
Depreciation and amortization	29,332	19,135	10,197	31,766	20,676	11,090
Assets loss (gain) on sales, impairments, and other	2,464	2,247	217	6,429	(475)	6,904
Restructuring costs and other	11,635	7,118	4,517	5,550	4,587	963
Total operating expenses	442,246	299,582	142,664	467,511	311,976	155,535
Equity in earnings of associated companies	7,121	2,885	4,236	9,249	4,629	4,620
Operating income	74,729	68,081	6,648	85,693	78,770	6,923
Non-operating income (expense), net	(50,889)	(64,596)	13,707	(54,873)	(67,071)	12,198
Income tax expense (benefit)	7,931	2,842	5,089	(16,228)	(23,173)	6,945
Net income	15,909	643	15,266	47,048	34,872	12,176

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	15,909	643	15,266	47,048	34,872	12,176
Adjusted to exclude
Non-operating expenses (income), net	50,889	64,596	(13,707)	54,873	67,071	(12,198)
Income tax expense (benefit)	7,931	2,842	5,089	(16,228)	(23,173)	6,945
Equity in earnings of TNI and MNI	(7,121)	(2,885)	(4,236)	(9,249)	(4,629)	(4,620)
Depreciation and amortization	29,332	19,135	10,197	31,766	20,676	11,090
Assets loss (gain) on sales, impairments, and other	2,464	2,247	217	6,429	(475)	6,904
Restructuring costs and other	11,635	7,118	4,517	5,550	4,587	963
Stock compensation	1,638	1,638	—	1,857	1,857	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	8,811	4,157	4,654	9,883	4,845	5,038
Adjusted EBITDA	121,488	99,491	21,997	131,929	105,631	26,298

Supplemental cash flow information:
Distributions from MNI and TNI	7,595	3,350	4,245	9,214	3,400	5,814
Capital expenditures	(5,901)	(4,794)	(1,107)	(6,025)	(4,660)	(1,365)
Cash income tax payments	(8,439)	(8,440)	1	(464)	(396)	(68)
Interest income	655	(10,204)	10,859	489	(8,879)	9,368
Interest to be settled in cash	(47,488)	(36,821)	(10,667)	(52,842)	(39,988)	(12,854)
Debt financing and administrative costs	(1,773)	(1,773)	—	(437)	(437)	—